UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

621 N. Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

ProPhase Labs, Inc. (the “Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2020 (the “Original Form 8-K”), to amend Item 9.01 therein as provided herein.

At the time of filing of the Original Form 8-K disclosing the acquisition by ProPhase Diagnostics, Inc., a wholly-owned subsidiary of the Company, of all of the issued and outstanding shares of capital stock of Confucius Plaza Medical Laboratory Corp. (“Confucius”) owned by Pride Diagnostics LLC, the Company indicated that it would file the necessary financial information within 71 days after the date that the Original Form 8-K was required to be filed.

Upon further review, the Company has determined that financial statements required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) with respect to the acquisition of Confucius are not required because the acquisition was not a “significant” transaction as defined in Regulation S-X. Accordingly, the Company hereby amends the Original Form 8-K to eliminate references to the subsequent filing of financial statements and pro forma financial information relating to the acquisition of Confucius.

Except as described above, all of the other information in the Original Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company has determined that the financial statements are not required to be filed as the acquisition of Confucius was not a “significant” transaction as defined in Regulation S-X.

(b) Pro Forma Financial Information

The Company has determined that the pro forma financial information is not required to be filed as the acquisition of Confucius was not a “significant” transaction as defined in Regulation S-X.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Monica Brady
Monica Brady
Chief Financial Officer

Date: January 4, 2021